UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2005
                                                  ---------------
                                                  (August 10, 2005)

                            JER Investors Trust Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

     Maryland                  001-32564                         75-3152779
     --------                  ---------                         ----------
(State or other        (Commission File Number)               (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


   1650 Tysons Boulevard, Suite 1600, McLean, VA                      22101
   ---------------------------------------------                      -----
     (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code   (703) 714-8000
                                                     ---------------

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition

         On August 10, 2005, JER Investors Trust Inc. (the "Company") announced its results of operations for the quarter ended June 30, 2005. A copy of the related press release is attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits

         (c)      Exhibits

                  99.1 Press Release, dated August 10, 2005, issued by JER Investors Trust Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          JER Investors Trust Inc.
                                          ------------------------
                                          (Registrant)


Date:  August 11, 2005                    By: /s/ Daniel T. Ward
                                              ------------------
                                              Name: Daniel T. Ward
                                              Title: Secretary

                                 EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1                       Press Release, dated August 10, 2005, issued by JER
                           Investors Trust Inc.